Exhibit 99.1

NAVIGATING TODAY’S CONSUMER MARKET

David Lumley – Spectrum Brands, Inc.

Terry Polistina – Russell Hobbs, Inc.

2010 INVESTOR CONFERENCE

Forward Looking Statements & Other Legal Matters

Certain matters discussed in this presentation, with the exception of historical matters, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this presentation. Actual results may differ materially as a result of (1) Spectrum Brands’ ability to manage and otherwise comply with its covenants with respect to its significant outstanding indebtedness, (2) Spectrum Brands’ ability to identify, develop and retain key employees, (3) risks that changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (4) changes in consumer demand for the various types of products Spectrum Brands offers, (5) unfavorable developments in the global credit markets, (6) the impact of overall economic conditions on consumer spending, (7) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions available from suppliers, (8) changes in the general economic conditions in countries and regions where Spectrum Brands does business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending, (9) Spectrum Brands’ ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost-cutting initiatives, (10) the ability of Spectrum Brands to complete the proposed business combination with Russell Hobbs, and (11) unfavorable weather conditions and various other risks and uncertainties, including those discussed herein and those set forth in Spectrum Brands’ securities filings, including the most recently filed Annual Report on Form 10-K or Quarterly Reports on Form 10-Q. Spectrum Brands also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market. Spectrum Brands also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this presentation. Spectrum Brands undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes.

In addition, the following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the failure of Spectrum Brands stockholders and Russell Hobbs stockholders to approve this the proposed business combination; the risk that the businesses will not be integrated successfully; the risk that synergies will not be realized; the risk that required consents will not be obtained; the risk that the combined company following the proposed business combination will not realize on its financing strategy; the risk of litigation in respect of either company or the proposed business combination; and disruption from the proposed business combination making it more difficult to maintain certain strategic relationships. Additional factors that may affect future results and conditions are described in Spectrum Brands’ filings with the SEC, which are available at the SEC’s web site at www.sec.gov or at Spectrum Brands’ website at www.spectrumbrands.com.

The following slides contain summaries of certain financial and statistical information about Spectrum Brands and Russell Hobbs. The information contained in this presentation is summary information that is intended to be considered in the context of Spectrum Brands’ and Russell Hobbs’ SEC filings, if any, and other public announcements that they may make, by press release or otherwise, from time to time. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. You should not view the past performance of Spectrum Brands or Russell Hobbs, or information about the market, as indicative of Spectrum Brands’ or Russell Hobbs’ future results or the potential future results of the combined company following consummation of the proposed business combination. Further, performance information respecting investment returns on portfolio transactions is not directly equivalent to returns on an investment in Spectrum Brands’ or Russell Hobbs’ common stock.

This presentation is not a solicitation of a proxy from any stockholders of Spectrum Brands or Russell Hobbs or an offer to sell or the solicitation of an offer to buy any securities of Spectrum Brands or Russell Hobbs. The following slides contain information in respect of each of Spectrum Brands and Russell Hobbs. Neither company makes any representation as to the accuracy of the other company’s information. Although the companies signed a merger agreement as previously reported and filed with the SEC, the companies remain independent as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication is being made in respect of a proposed business combination involving Spectrum Brands and Russell Hobbs. In connection with the proposed business combination, Spectrum Brands Holdings, Inc. (“SB Holdings”) has filed with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of Spectrum Brands and that will also constitute a prospectus of SB Holdings. The information in the preliminary joint proxy statement/prospectus is not complete and may be changed. SB Holdings may not sell the common stock referenced in the joint proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC is effective. The preliminary joint proxy statement/prospectus and the attached press release are not offers to sell SB Holdings securities and are not soliciting an offer to buy SB Holdings securities in any state where the offer and sale is not permitted.

The definitive joint proxy statement/prospectus will be mailed to stockholders of Spectrum Brands. INVESTORS AND SECURITY HOLDERS OF SPECTRUM BRANDS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement and definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by Spectrum Brands through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC can also be obtained on Spectrum Brands’ website at www.spectrumbrands.com.

PROXY SOLICITATION

Spectrum Brands, Russell Hobbs and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Spectrum Brands and Russell Hobbs stockholders in favor of the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Spectrum Brands and Russell Hobbs stockholders in connection with the proposed acquisition is set forth in the preliminary joint proxy statement/prospectus filed with the SEC. You can find information about Spectrum Brands’ executive officers and directors in its annual report on Form 10-K filed with the SEC on December 29, 2009. You can obtain free copies of these documents from Spectrum Brands in the manner set forth above.

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Why the Consumer Products Sector?

The consumer accounts for over 66% of total US Gross Domestic Product of $14 Trillion In lieu of the financial and real estate crises, consumers are focused on finding value in strong brands they can trust

Strong Brand Equity

Dominant Market Share

Innovation

Strong Management Team

Robust Free Cash Flow Generation

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Accretive Transaction Creating Global Leader in Consumer Products

Merger Creates a Premier Consumer Products Company with a Portfolio of Widely Respected Global Brands

Strong Expected Performance Extends global reach and market leading brands

Pro forma LTM revenue of $3.1BN

2010 estimated adjusted EBITDA of $431MM1

Combined company will generate significant FCF to reduce debt and build equity value

Expected Synergies Expands global sales savings within and across business units of each company by leveraging off of global infrastructure including sales, distribution, admin and operations

$25MM of cost synergies expected with potential additional revenue synergies

Expected to Strengthen Capital Structure Transaction significantly delevers company

Enhances liquidity and increases capital available for growth

Extends debt maturities and lowers cost of combined debt

1. Estimated EBITDA does not include projected synergies

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Spectrum Brands

Spectrum Brands Business Description

True global footprint with solid presence on 6 continents and >120 countries

Market leading positions in large, growing global categories with few significant competitors $2.3BN in LTM revenues

Diverse Portfolio Across Attractive Categories

Portable Lighting 4%

Consumer Batteries 37%

Pet Supplies 25%

Home & Garden 14%

Shaving & Grooming 10%

Personal Care 10%

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Spectrum Brands:

FY’ 2009 and Q1 FY ‘10 Review

Continuing To Build On Strong Momentum

Strong $310 million of FY’09 Adj. EBITDA, the third consecutive annual increase

Performance Continued momentum in most recent quarter1

Continues EBITDA growth driven by:

Increasing market share in certain key segments2

Ongoing cost savings

Segment

Results Increased profitability for Global Battery & Personal Care (“GBPC”) and Home & Garden segments

Stable profits for Global Pet Supplies

Successful Successful conclusion of Chapter 11 process in August 20093

Restructuring

Closed unprofitable Home & Garden Growing Products business division

1. Adjusted EBITDA for Q1 FY ‘10 of $81MM, resulting in LTM Adj. EBITDA of $338MM for period ended 1/3/2010

2. Market share increasing in GBPC and Global Pet Supplies’ Companion Pet division

3. Includes $800MM debt reduction

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Spectrum Brands:

Attractive Segment Profile and Brands

Global Batteries & Personal Care

Growing market share

Top 3 market share worldwide

Global Pet Supplies

Stable, defensive adjusted EBITDA

Only global player

Home & Garden

Stable adjusted EBITDA High barriers to entry High margins

Note: Information provided by Spectrum Brands

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Consistent Adjusted EBITDA Growth

LTM ADJUSTED EBITDA*

($ in millions)

$350

$300

$250

F07 F08 F09 LTM Q1 10

$272

$293

$310

$338

Note: Fiscal year ended September.

SIGNIFICANTLY REDUCED HEADCOUNT – DOING MORE WITH LESS

11,000

9,000

7,000

5,000

3,000

1,000

9/30/2005 9/30/2006 9/30/2007 9/30/2008 9/30/2009

5,558

4,202

4,897

3,447

3,977

3,148

3,841

3,207

3,160

2,496

Reduced by 4,104 (42%)

US

Non US

* Reconciliation previously provided on a Form 8-K filed with the Securities and Exchange Commission on April 28, 2010 Note: Includes FT and PT equivalents.

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Global Batteries & Personal Care

GBPC has continued its strong performance throughout the recession

LTM Adjusted EBITDA Performance

($ in millions)

$225

$200

$175

$150

Sep’ 07 Sep ‘08 Sep’ 09 De c’ 09

LTM Adj. EBITDA

$165

$185

$193

$210

Segment Breakdown

(% Of LTM 1/3/10 Sales)

Personal Care 33%

Batteries 67%

Latin America 16%

North America 42%

Europe

42%

Solidified Market Positions

North Latin

America Europe America

Consumer Batteries #3 #2 #1

Hearing Aids #1 #1 #1

Lighting Products #2 #2 #2

Shaving & Grooming #2 #3 #3

Personal Care #2 #2 #3

Note: Table includes internal estimates and Nielsen data.

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Global Pet Supplies

Global Pet Supplies is a stable business with a defensive profile and low seasonality

LTM Adjusted EBITDA Performance

($ in millions)

$100

$90

$80

Sep’ 07 Sep ‘08 Sep’ 09 De c’ 09

LTM Adj. EBITDA

$93

$92

$93

$98

Main Brands and Products

Product and Geographic Diversity

North America 70%

PacRim 9%

Europe 21%

Companion Animal 38%

Aquatics 62%

Note: Based on LTM 1/3/2010 results

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Home & Garden Overview

Home & Garden profitability has been steady in spite of the recession

LTM Adjusted EBITDA Performance1

($ in millions)

$7 0 $60 $50 $40 $30 $20 $10 $0

Se p’ 07 Se p’ 08 Se p’ 09 De c ‘ 09

LTM Adj. EBITDA

$41

$53

$54

$58

Main Brands and Products

2009 Restructuring

Successfully exited growing products division in Q2 FY’09 without negative impact to the remaining business

Division was unprofitable

Exited 7 facilities

Terminated >600 employees

Transitioned customers to new supply and license agreements

1. Adj. EBITDA excludes impact of Growing Products division (shut down in Q2 FY’09)

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Russell Hobbs Overview

Russell Hobbs Business Description

Top 3 market share in 10 of its 13 product categories

Market leading positions in 4 key categories: indoor grills, irons, toaster ovens and bread makers

$780MM in 2009 sales

Europe/ ROW, 25%

Latin America, 13%

North America, 62%

Kitchen, 79%

Home, 17%

Personal Care, 1%

Pet & Pest, 3%

Geographically Diverse

Product Categories

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Diversified Product Lineup

Representative Brands

Kitchen Products

Home Products

Personal Care

Pet & Pest

Overview

Since the Salton / Applica merger in 2007, the management team has transformed the Company through realizing significant synergies and operating improvements These actions have significantly improved the Company’s operating metrics

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Investment Highlights

Strong Brand

A premier global consumer products company with a diverse portfolio of widely respected brands

Products sold in more than 1 million retail locations globally

Global Reach

Diversification & Scale

Pending acquisition provides greater scale and diversity

Combined company generated over $3.1BN in LTM revenues and is expected to generate $431MM in adjusted 2010 EBITDA

Enhanced Financials

Cost Synergies

Expected annual cost synergies of over $25MM per year

Expected to be accretive to both companies’ earnings and to allow for much greater value creation going forward

Accretive Transaction

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RECONCILIATION OF NON-GAAP FINANCIAL MEASUREMENTS

Management believes that certain non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Excluding the impact of current exchange rate fluctuations may provide additional meaningful reflection of underlying business trends. In addition, within this presentation, including the tables that follow, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and free cash flow.

Adjusted EBITDA is a metric used by management and frequently used by the financial community which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt and is one of the measures used for determining the Company’s debt covenant compliance. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period.

In addition, the Spectrum Brands’ management uses adjusted diluted earnings per share as one means of analyzing the Spectrum Brands’ current and future financial performance and identifying trends in its financial condition and results of operations. Management believes that adjusted diluted earnings per share is a useful measure for providing further insight into Spectrum Brands’ operating performance because it eliminates the effects of certain items that are not comparable from one period to the next.

Also, management believes that free cash flow is useful to both management and investors in their analysis of the Spectrum Brands’ ability to service and repay its debt and meet its working capital requirements. Free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or discretionary uses.

Spectrum Brands provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While Spectrum Brands’ management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Spectrum Brands’ GAAP financial results and should be read in conjunction with those GAAP results.

SPECTRUM BRANDS, INC.

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

for the LTM months ended January 3, 2010

(Unaudited)

($ in millions)

	THREE MONTHS ENDED				LTM @
	3/30/2009	6/28/2009	9/30/2009	1/3/2010	1/3/2010
Net income (loss)	$(60.4)	$(36.5)	$1,152.8	$(60.2)	$995.7
Loss from discontinued operations, net of tax	15.8	2.0	2.4	2.7	22.9
Income tax expense	8.3	7.9	42.0	22.5	80.7
Interest expense	47.5	48.6	41.3	49.5	187.0
Restructuring and related charges	16.2	3.2	5.4	6.4	31.4
Reorganization items expense (income), net	21.3	62.5	(1,222.7)	3.6	(1,135.3)
Accelerated Depreciation (a)	—	(0.4)	(1.1)	(0.3)	(1.7)
Intangibles Impairment	—		34.4	—	34.4
Fresh-Start Inventory Write-off	—	—	16.3	34.5	50.8
Other Fresh-Start (b)	—	—	1.5	—	1.6
Brazilian IPI Credit /Other	(1.2)	(0.8)	(0.7)	(2.4)	(5.0)

Adjusted EBIT	47.7	86.7	71.8	56.4	262.4
Depreciation and Amortization	15.1	15.3	19.6	25.0	75.2

Adjusted EBITDA	$62.8	$102.0	$91.4	$81.4	$337.7

Note: Amounts calculated prior to rounding

(a)	Adjustment reflects accelerated depreciation associated with the Global Cost Reduction Initiatives. This amount is included within Restructuring and related charges. This adjustment negates the impact of reflecting the expense twice.

(b)	Adjustment reflects losses of certain hedges due to the adoption of Fresh-Start reporting coupled with straight-line lease accrual true-ups.

SPECTRUM BRANDS, INC.

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

for the 12 months ended September 30, 2009

(Unaudited)

($ millions)

	Global Batteries & Personal Care	Global Pet Supplies	Home & Garden	Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.
Net Income (loss)	$125.6	$40.7	$(51.3)	$1,091.8	$(263.7)	$943.2
Loss from discontinued operations, net of tax	—	—	86.4	—	—	86.4
Income tax expense	—	—	—	—	73.8	73.8
Interest expense	—	—	—	—	189.9	189.9
Restructuring and related charges	20.8	5.8	6.3	12.9	—	45.8
Reorganization Items	—	—	—	(1,138.9)	—	(1,138.9)
Accelerated Depreciation (b)	(2.7)	—	(1.4)	—	—	(4.2)
Intangibles Impairment	15.4	18.5	0.5	—	—	34.4
Fresh-Start Inventory Write-off	9.9	5.4	1.1	—	—	16.3
Other Fresh-Start (c)	0.1	0.4	—	1.1	—	1.5
Brazilian IPI Credit	(5.6)	—	—	—	—	(5.6)

Adjusted EBIT	163.5	70.8	41.5	(33.1)	—	242.7
Depreciation and Amortization	29.4	22.4	12.4	3.0	—	67.1

Adjusted EBITDA	$192.8	$93.2	$53.9	$(30.1)	$—	$309.9

Note: Amounts calculated prior to rounding

(a)	It is the Company’s policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b)	Adjustment reflects accelerated depreciation associated with certain restructuring initiatives. Inasmuch as this amount is included within Restructuring and related charges, this adjustment negates the impact of reflecting the add back of depreciation twice.

(c)	Adjustment reflects losses of certain hedges due to the adoption of Fresh-Start reporting coupled with straight-line lease accrual true-ups.

SPECTRUM BRANDS, INC.

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

for the 12 months ended September 30, 2008

(Unaudited)

($ millions)

	Global Batteries & Personal Care	Global Pet Supplies	Home & Garden	Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.
Net Income (loss)	$34.5	$(457.5)	$(236.1)	$(52.9)	$(219.6)	$(931.5)
Loss from discontinued operations, net of tax	—	—	26.2	—	—	26.2
Income tax expense	—	—	—	—	(9.5)	(9.5)
Interest expense	—	—	—	—	229.0	229.0
Goodwill and Intangibles Impairment	101.9	523.6	235.7	—	—	861.2
Restructuring and related charges	28.2	3.0	3.8	4.4	—	39.3
Restricted Stock Amortization/Restructuring (b)	—	—	—	(0.4)	—	(0.4)
Transaction Costs	—	—	1.5	7.9	—	9.4
Brazilian IPI Credit	(11.9)	—	—	—	—	(11.9)

Adjusted EBIT	152.7	69.2	31.0	(41.0)	—	211.9
Depreciation and Amortization	32.5	22.9	21.6	8.0	—	85.0

Adjusted EBITDA	$185.2	$92.1	$52.6	$(33.0)	$—	$296.9

Note: Amounts calculated prior to rounding

(a)	It is the Company’s policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b)	Adjustment reflects restricted stock amortization, which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this add back of depreciation twice.

SPECTRUM BRANDS, INC.

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

for the 12 months ended September 30, 2007

(Unaudited)

($ millions)

	Global Batteries & Personal Care	Global Pet Supplies	Home & Garden	Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.
Net Income (loss)	$(146.1)	$46.8	$(128.0)	$(57.8)	$(311.5)	$(596.7)
Loss from discontinued operations, net of tax	—	—	33.7	—	—	33.7
Income tax expense	—	—	—	—	55.8	55.8
Interest expense	—	—	—	—	255.8	255.8
Restructuring and related charges	48.5	22.4	7.0	20.0	—	97.9
Goodwill and Intangibles Impairment	237.4	1.0	124.1	—	—	362.5
Restricted Stock/Restructuring (b)	—	—	—	(9.9)	—	(9.9)
Transaction Costs	—	—	3.9	—	—	3.9
Brazilian IPI Credit	(8.7)	—	—	—	—	(8.7)

Adjusted EBIT	131.1	70.2	40.7	(47.7)	—	194.3
Depreciation and Amortization	33.6	22.3	—	21.5	—	77.4

Adjusted EBITDA	$164.7	$92.5	$40.7	$(26.2)	$—	$271.7

Note: Amounts calculated prior to rounding

(a)	It is the Company’s policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b)	Adjustment reflects accelerated restricted stock amortization associated with the Global Realignment restructuring initiatives. Inasmuch as this amount is included within Restructuring and related charges, this adjustment negates the impact of reflecting the add back of amortization.